UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2018

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Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36393 (Commission File Number)	80-0957485 (IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma (Address of principal executive offices)	73142 (Zip Code)

Registrant’s telephone number, including area code:  (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On July 31, 2018, Paycom Software, Inc. (“Paycom” or the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2018. As previously announced, the Company will hold a conference call at 5:00 PM Eastern Time, on Tuesday, July 31, 2018, to discuss its financial results. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 (including Exhibit 99.1 hereto), shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

Effective July 30, 2018, the Board of Directors of the Company promoted Kathy Oden-Hall, the Company’s Chief Marketing Officer, to the executive officer team. Ms. Oden-Hall’s new title is Executive Vice President and Chief Marketing Officer.

Ms. Oden-Hall has served as the Company’s Chief Marketing Officer since 2012. Before joining Paycom, Ms. Oden-Hall owned and operated her own public relations firm that served Paycom. With over 25 years of marketing and communications experience, she has worked in communications and marketing leadership roles for both Dell Inc. and General Motors Company. In addition to her leadership positions, Ms. Oden-Hall previously served as the President of Infant Crisis Services’ board of directors and is currently a board member of the Oklahoma City National Memorial & Museum. Ms. Oden-Hall received her bachelor’s degree in journalism/advertising from the University of Oklahoma.

Pursuant to Ms. Oden-Hall’s employment arrangement with the Company, she receives an annual salary of $300,300.

The information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated July 31, 2018, issued by Paycom Software, Inc. (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: July 31, 2018	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer